Exhibit 99.1

More information: James Hart, 203.956.8746 (O) 203.339.2578 (M)

AFFINION GROUP HOLDINGS, INC. AND AFFINION GROUP, INC. ANNOUNCE COMPLETION OF EXCHANGE OFFERS AND CONSENT SOLICITATIONS

STAMFORD, Conn., December 12, 2013 – Affinion Group Holdings, Inc. (“Affinion Holdings”) and Affinion Group, Inc. (“Affinion Group”) announced today that they completed the previously announced private exchange offers and consent solicitations (the “Exchange Offers”) relating to (1) Affinion Holdings’ outstanding 11.625% Senior Notes due 2015 (the “Existing Holdings Notes”) and (2) Affinion Group’s outstanding 11 1⁄2% Senior Subordinated Notes due 2015 (the “Existing AGI Notes” and, together with the Existing Holdings Notes, the “Existing Notes”). The Exchange Offers expired at 5:00 p.m., New York City time, on December 9, 2013 (the “Expiration Time”), and Affinion Holdings and Affinion Investments, LLC (“Affinion Investments”) accepted for exchange all Existing Notes validly tendered and not validly withdrawn at or prior to such time. As of the Expiration Time, (1) approximately $292.8 million aggregate principal amount of the Existing Holdings Notes (or approximately 90.1%) and (2) approximately $352.9 million aggregate principal amount of the Existing AGI Notes (or approximately 99.3%) were validly tendered in the Exchange Offers, and upon closing of the Exchange Offers, there remained outstanding approximately $32.2 million aggregate principal amount of Existing Holdings Notes and $2.6 million aggregate principal amount of Existing AGI Notes.

As a result of the completion of the Exchange Offers, (1) Affinion Holdings issued approximately (a) $292.8 million aggregate principal amount of new 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018 (the “New Holdings Notes”), (b) Series A Warrants to purchase up to approximately 13.5 million shares of Affinion Holdings’ Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”) in the aggregate and (c) Series B Warrants to purchase up to approximately 70.2 million shares of Class B Common Stock in the aggregate, in exchange for the validly tendered Existing Holdings Notes and (2) Affinion Investments issued approximately $360.0 million aggregate principal amount of new 13.50% Senior Subordinated Notes due 2018 (the “New Investments Notes” and, together with the New Holdings Notes, the “New Notes”) in exchange for the validly tendered Existing AGI Notes.

Certain holders of Existing Notes (the “Significant Holders”), including, among others, affiliates of, or investment funds managed by, Ares Management, LLC or an affiliate, Angelo, Gordon & Co., Empyrean Capital Partners, L.P. and Third Avenue Management LLC, had previously entered into a support agreement dated as of November 7, 2013 (the “Support Agreement”) with Affinion Holdings, Affinion Group and Affinion Investments. Pursuant to the Support Agreement, the Significant Holders had agreed to tender in the Exchange Offers their Existing Notes subject to certain terms and conditions, all of which have been satisfied.

Consistent with the previous announcement on November 22, 2013, the minimum conditions with respect to the Exchange Offers have been satisfied and requisite lender consent has been obtained to an amendment to Affinion Group’s senior secured credit facility, which amendment became effective upon completion of the Exchange Offers.

In addition, based on the completion of the Exchange Offers, (1) the supplemental indenture evidencing certain amendments to the indenture governing the Existing Holdings Notes (the “Holdings Amendments”) previously executed by Affinion Holdings and the trustee is now operative and (2) the supplemental indenture evidencing certain amendments to the indenture governing the Existing AGI Notes (the “AGI Amendments” and, together with the Holdings Amendments, the “Amendments”) previously executed by Affinion Group, the guarantors listed therein and the trustee is now operative. The Amendments eliminate substantially all of the restrictive covenants and certain of the default provisions contained in the indentures governing the Existing Notes.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers were made and the new securities offered pursuant thereto (the “New Securities”) were offered only to “qualified institutional buyers,” institutional “accredited investors” and holders that are not “U.S. persons,” as such terms are defined under the Securities Act of 1933, as amended (the “Securities Act”). The New Securities have not been registered under the Securities Act or under any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in the Confidential Offering Memorandum and Consent Solicitation Statement, dated November 7, 2013 (the “Offering Memorandum”), and the related Letters of Transmittal and Consent (the “Letters of Transmittal”). The Exchange Offers are subject to the terms and conditions set forth in the Offering Memorandum and the Letters of Transmittal.

About Affinion Group

As a global leader with 40 years of experience, Affinion Group enhances the value of its partners’ customer relationships by developing and marketing loyalty solutions. Leveraging its expertise in customer engagement, product development and targeted marketing, Affinion Group provides programs in subscription-based lifestyle services, personal protection, insurance and other areas to help generate increased customer loyalty and significant incremental revenue for more than 5,740 marketing partners worldwide, including many of the largest and most respected companies in financial services, retail, travel, and Internet commerce. Based in Stamford, Conn., Affinion Group has approximately 4,300 employees and has marketing capabilities in 19 countries globally. Affinion Group holds the prestigious ISO 27001 certification for the highest information security practices, is PCI compliant and Cybertrust certified. For more information, visit www.affinion.com.

Forward-Looking Statements

This press release may contain “forward-looking statements.” These forward-looking statements include, but are not limited to, discussions regarding industry outlook, Affinion Group’s expectations regarding the performance of its business, its liquidity and capital resources, its guidance for 2013 and the other non-historical statements. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward-looking statements are based on management’s current expectations and beliefs only as of the date of this press release and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks related to general economic and business conditions and international and geopolitical events, a downturn in the credit card industry or changes in the techniques of credit card issuers, industry trends, foreign currency exchange rates, the effects of a decline in travel on Affinion Group’s travel fulfillment business, termination or expiration of one or more agreements with its marketing partners or a reduction of the marketing of its services by one or more of its marketing partners, Affinion Holdings’ and Affinion Group’s substantial leverage, restrictions contained in their respective debt agreements, Affinion Group’s inability to compete effectively, and other risks identified and discussed from time to time in reports filed by Affinion Holdings and Affinion Group with the SEC, including Affinion Holdings’ most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, and Affinion Group’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, none of Affinion Holdings, Affinion Group or Affinion Investments undertakes any obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this press release, or to reflect the occurrence of unanticipated events or circumstances.